Exhibit 4.1

NUMBER TC SHARES TRISTATE CAPITAL HOLDINGS, INC. INCORPRATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNYSLVANIA COMMON STOCK THIS CERTIFES that CUSIP 89678F 10 00 SEE REVERSE FOR CERTAIN DEFINITIONS SPECIMEN is the owner of FULLY PAIN AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAT VALUE OF TRISTATE CAPITAL HOLDINGS, INC. Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent ad registered by the Registrar. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly DATED: JAMES BAUERLE, SECRETARY JAMES GETZ, CHAIRMAN AND CEO BY COUNTERSIGNED AND REGISTERED REGISTRAR AND TRANSFER AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE TRISTATE CAPITAL HOLDINGS, INC. 2006 PENNSYLVANIA M. BURR KEIM, PHILA. LITHO #N U.S.A

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UNIF GIFT WIN ACT- Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common For Value Received, PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint, , Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated: X. , THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed BY: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AM ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.